UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

NOVABAY PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Prominent Independent Proxy Advisory Firm ISS Supports NovaBay Pharmaceuticals’ Proposals to Authorize the Sale of its Avenova Brand

NovaBay urges stockholders to vote FOR all proxy proposals at the Special Meeting of Stockholders

EMERYVILLE, Calif. (November 15, 2024) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) (“NovaBay” or the “Company”) announces that the largest institutional advisory firm, Institutional Shareholder Services (ISS), has recommended that NovaBay stockholders vote in favor of all of the Company’s proxy proposals, specifically to authorize and approve the sale of its eyecare business (the “Asset Sale Proposal”) and approve the voluntary liquidation and dissolution of the Company (the “Dissolution Proposal”). Proposal One (the Asset Sale Proposal) and Proposal Two (the Dissolution Proposal) are further described in the Definitive Proxy Statement, filed on October 16, 2024 (the “Special Meeting Proxy Statement”), as supplemented including by the Additional Definitive Proxy Soliciting Materials filed on November 6, 2024 and November 12, 2024.

The NovaBay Board of Directors unanimously supports the Asset Sale Proposal seeking stockholder approval for the sale of substantially all of the Company's assets, consisting of the Avenova® business, to PRN Physician Recommended Nutriceuticals, LLC (“PRN”) for a purchase price of $11.5 million in cash, subject to adjustment, and the Dissolution Proposal seeking stockholder approval for the Plan of Complete Liquidation and Dissolution of the Company in which the Company will wind down operations, settle remaining obligations and distribute any remaining proceeds of the liquidation to stockholders, subject to the discretion of the Company’s Board of Directors.

In making its recommendation to NovaBay stockholders to vote “FOR” Proposal One (the Asset Sale Proposal) and Proposal Two (the Dissolution Proposal), ISS stated that the “asset sale appears to be the best available alternative to maximize value for shareholders, the cash form of consideration provides liquidity and certainty of value for NBY shareholders, and there is potential downside risk of non-approval.” ISS is a global provider of independent and objective shareholder meeting research for institutional investors. More than 2,000 clients worldwide utilize ISS Governance’s actionable expertise to help them make informed investment stewardship decisions, and to help them manage their voting responsibilities.

Voting on the proposals will be open through the conclusion of NovaBay’s virtual Special Meeting of Stockholders (the “Special Meeting”), which will convene on November 22, 2024 at 11:00 a.m. Pacific time. NovaBay stockholders as of October 15, 2024, the record date for the Special Meeting, are invited to attend the virtual Special Meeting by registering here.

If stockholders have questions or need help voting their shares, please call NovaBay’s proxy solicitation firm, Sodali & Co., at 1-800-607-0088 from 9:00 a.m.-9:00 p.m. Eastern time Monday through Friday or by e-mailing them at nby.info@investor.sodali.com.

About NovaBay Pharmaceuticals, Inc.

NovaBay’s leading product Avenova® Lid & Lash Cleansing Spray is often recommended by eyecare professionals for blepharitis and dry eye disease. Manufactured in the U.S., Avenova spray is formulated with NovaBay’s patented, proprietary, stable and pure form of hypochlorous acid. All Avenova products are available directly to consumers through online distribution channels such as Amazon.com and Avenova.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the contemplated transaction with PRN (including the Asset Purchase Agreement, by and between PRN and the Company, dated as of September 19, 2024 and as amended on November 5, 2024), the potential liquidation and dissolution of the Company and related matters. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the SEC and the Special Meeting Proxy Statement, as supplemented including by the Supplement to the Special Meeting Proxy Statement dated as of November 12, 2024, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Additional Information and Where to Find It

In connection with the solicitation of proxies, on October 16, 2024, NovaBay filed the Special Meeting Proxy Statement with the SEC with respect to the Special Meeting to be held in connection with the proposed asset sale to PRN and a potential voluntary liquidation and dissolution of the Company. Promptly after filing the Special Meeting Proxy Statement with the SEC, NovaBay mailed the Special Meeting Proxy Statement and a proxy card to each stockholder entitled to vote at the Special Meeting to consider the contemplated asset sale to PRN and potential dissolution. Subsequently, the Company filed a Supplement to the Special Meeting Proxy Statement on November 12, 2024. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT NOVABAY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the Special Meeting Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by NovaBay with the SEC in connection with the contemplated asset sale to PRN and potential dissolution at the SEC's website (http://www.sec.gov) or at the Company’s investor relations website https://novabay.com/investors/) or by writing to NovaBay Pharmaceuticals, Inc., Investor Relations, 2000 Powell Street, Suite 1150, Emeryville, CA 94608. The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

Participants in the Solicitation

NovaBay and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NovaBay’s stockholders in connection with the contemplated asset sale to PRN and the potential dissolution. A list of the names of the directors and executive officers of the Company and information regarding their interests in the contemplated asset sale to PRN and the potential dissolution, including their respective ownership of the Company’s common stock and other securities is contained in the Special Meeting Proxy Statement. In addition, information about the Company’s directors and executive officers and their ownership in the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC on March 26, 2024, as amended on March 29, 2024 and as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing.

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Avenova Purchasing Information

For NovaBay Avenova purchasing information:

Please call 800-890-0329 or email sales@avenova.com

Avenova.com

NovaBay Contact

Justin Hall

Chief Executive Officer and General Counsel

510-899-8800

jhall@novabay.com

Investor Contact

Alliance Advisors IR

Jody Cain

310-691-7100

jcain@allianceadvisors.com

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